AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

THIS AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of the 20th day of June, 2013, by and between BeesFree, Inc., a Nevada corporation (the “Company”), BeesFree USA, Inc., a Delaware corporation (“BeesFree USA”), and the investors listed on the Schedule of Investors attached hereto (each an “Investor” and collectively, the “Investors”).

WITNESSETH:

WHEREAS, the Company desires to offer and sell to the Investors (the “Offering”), and the Investors desire to purchase from the Company, (a) 15% senior secured convertible promissory notes in the aggregate principal amount of up to a maximum of $2,520,000 (the “Notes”), in the form attached as Exhibit A hereto, and (b) a warrant (the “Warrant”), in the form attached as Exhibit B hereto, to purchase 1,050,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) for each $105,000 invested, with an exercise price equal to $1.50 per share; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1 Purchase and Sale of Notes and Warrants.

1.1           Issuance and Sale of Notes and Warrants. Subject to the terms and conditions of this Agreement, the Investors severally and not jointly agree to purchase at the Closing (as hereafter defined), and the Company agrees to issue and sell to the Investors at the Closing, the amount of Notes and the Warrants (sometimes collectively referred to herein as the “Securities”) set forth opposite each Investor’s name on the Omnibus Signature Page hereto, for an aggregate purchase price of up to a maximum of Two Million Five Hundred Twenty Thousand ($2,520,000) Dollars (the “Offering Amount”).

1.2           Payment.  Each Investor is enclosing with its delivery of its Omnibus Signature Page hereto a check payable to, or will promptly make a wire transfer payment to, BeesFree, Inc. in the full amount of the purchase price of the Notes and Warrants being subscribed for (the “Purchase Price”).  Wire instructions are as follows:

Bank Name: Bank of America, N.A.

Acct. Name: BeesFree, Inc.

ABA Number: 026009593

A/C Number: 483043536352

FBO: Investor Name

Social Security Number

Address

All funds tendered by Investors will be held in a segregated, non-interest bearing account in the Company’s name at Bank of America, N.A. It is contemplated that the funds will be released at such time (or promptly thereafter) as all conditions to Closing as set forth in this Agreement have been satisfied (or otherwise waived) and a Closing is consummated. In the event a Closing does not occur, the Company will refund all subscription funds, without interest accrued thereon or deduction therefrom, and will return the documents previously delivered to each Investor, and such documents will be terminated and of no force or effect.   Each Investor understands and acknowledges that there is no minimum amount of funds that needs to be raised to effectuate a Closing hereunder.

1.3           Closing.

(a)          First Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company at the first closing, such principal amount of Notes as set forth on the signature pages attached hereto (and applicable number of Warrants), which will be reflected opposite such Investor’s name on the Schedule of Investors attached hereto (the “First Closing”). The date of the First Closing was March 13, 2013 and is hereinafter referred to as the “First Closing Date.”

(b)          Subsequent Closing(s). The Company agrees to issue and sell to each Investor listed on the Subsequent Closing Schedule of Investors, and each Investor agrees, severally and not jointly, to purchase from the Company on such Subsequent Closing Date such principal amount of Notes as set forth on the signature pages attached hereto (and applicable number of Warrants), which will be reflected opposite such Investor’s name on Schedule of Investors attached hereto (a “Subsequent Closing”). There may be more than one Subsequent Closing. The date of any Subsequent Closing is hereinafter referred to as a “Subsequent Closing Date”). Notwithstanding the foregoing, the maximum principal amount of Notes to be sold at the First Closing and all Subsequent Closings shall be $2,520,000 and the date upon which the final Note(s) are sold hereunder shall be referred to as the “Final Closing Date”.

The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a “Closing.” The First Closing Date, any Subsequent Closing Dates and the Final Closing Date are sometimes referred to herein as a “Closing Date.”

(c)          Closing Location. All Closings shall occur on or prior to June 28, 2013, which date may be extended by the Company in its sole discretion, at the offices of the Company, 2101 Vista Parkway, Suite 122, West Palm Beach, Florida 334111 or remotely via the exchange of documents and signatures.

(d)          At the Closing, the Company shall deliver the Notes and the Warrants to the Investors against payment of the Purchase Price to the Company as described above, along with delivery by the Investors of an Accredited Investor Certification and Investor Profile to the Company provided to Investors separately.

(e)          The Closing is expressly conditioned upon the Company, BeesFree USA and the Investors having entered into the Security Agreement in the form attached hereto as Exhibit C.

1.4           Additional Definitions. For purposes of this Agreement, certain capitalized terms are defined under Appendix A.

2

2 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors, except as set forth on any Schedule attached hereto, the following:

2.1           Due Incorporation. The Company and each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect (as defined herein). For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. As of the Closing Date, all of the Company’s Subsidiaries and the Company’s other ownership interests therein are set forth on Schedule 2.1. The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries set forth on Schedule 2.1, free and clear of all liens, encumbrances and claims, except as set forth on Schedule 2.1. No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries. Other than as set forth on Schedule 2.1, the Company further represents that neither the Company nor the Subsidiaries have been known by any other names for the five (5) years preceding the date of this Agreement.

2.2           Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

2.3           Authority; Enforceability. This Agreement, the Notes, Warrants, Security Agreement and any other agreements delivered or required to be delivered together with or pursuant to this Agreement or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and/or the Subsidiaries, as the case may be, and are valid and binding agreements of the Company and/or the Subsidiaries, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company and/or the Subsidiaries, as the case may be, have full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform their obligations thereunder.

2.4           Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company and the Subsidiaries on a fully diluted basis and all outstanding rights to acquire or receive, directly or indirectly, any equity of the Company and/or the Subsidiaries as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 2.4. Except as set forth on Schedule 2.4, there are no options, warrants or rights to subscribe to securities, rights, understandings or obligations convertible into or exchangeable for or granting any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. Except as set forth on Schedule 2.4, there are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock or equity.

3

2.5           Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, the Subsidiaries or any of their Affiliates, any Principal Market or the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company and the Subsidiaries of their respective obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, other than (i) the filings required pursuant to this Agreement, and (ii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws. The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s board of directors in accordance with the Company’s articles of incorporation and applicable law. Any such qualifications and filings will, in the case of qualifications, be effective upon Closing, and will, in the case of filings, be made within the time prescribed by law.

2.6           No Violation or Conflict. Conditioned upon the representations and warranties of Investors in Section 3 hereof being materially true and correct, neither the issuance nor the sale of the Securities nor the performance of the Company’s obligations under this Agreement and the other Transaction Documents by the Company, will:

(a)          violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party, except the violation, conflict, breach or default of which would not have a Material Adverse Effect; or

(b)          result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates, except in favor of each Investor as described herein; or

(c)          except as set forth in Schedule 2.6 hereto, result in the activation of any rights of first refusal, participation rights, preemptive rights, anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

(d)          except as set forth in Schedule 2.6 hereto, result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

4

2.7           The Securities. The Securities upon issuance:

(a)  are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(b) have been, or will be, duly and validly authorized and on the dates of issuance of the Notes and Warrants, the Conversion Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants, and such Notes will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law, and the Warrants, Conversion Shares and Warrant Shares will be duly and validly issued, fully paid and non-assessable;

(c)  will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities or debt of the Company;

(d)        will not subject the holders thereof to personal liability by reason of being such holders; and

(e)         conditioned upon the representations and warranties of the Investors as set forth in Section 3 hereof being materially true and correct, will not result in a violation of Section 5 under the Securities Act.

2.8           Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would adversely affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

2.9           No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

5

2.10         Information Concerning Company. As of the date of this Agreement and the Closing Date, the Reports and Other Written Information contain and will contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since December 31, 2011, and except as disclosed in the Reports or modified in the Reports and Other Written Information or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs. The Reports and Other Written Information including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

2.11         Defaults. The Company is not in material violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

2.12         No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTC Market. No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or suffer any inaction or conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities or that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

2.13         No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

2.14         No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company’s business since December 31, 2011, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or in Schedule 2.14.

6

2.15         No Undisclosed Events or Circumstances. Since December 31, 2011, except as disclosed in the Reports, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

2.16         Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

2.17         No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers previously and presently employed by the Company, including, but not limited to, disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date,

2.18         Investment Company. Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.19         Certain Fees. Other than as set forth on Schedule 2.19 hereto, the Company represents that to the best of its knowledge, there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the Offering. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

2.20         Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

2.21         Reporting Company/Shell Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Exchange Act and has a class of Common Stock registered pursuant to Section 12(g) of the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months. As of the Closing Date, the Company is not a “shell company” but is a “former shell company” as those terms are employed in Rule 144 under the Securities Act.

7

2.22         Listing. The Company’s Common Stock is quoted on the over-the-counter market maintained by the OTC Markets Group, Inc. (the “OTC Market”) under the symbol “BEES”. The Company has not received any pending oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the OTC Market nor that its Common Stock does not meet all requirements for the continuation of such quotation.

2.23         DTC Status. The Company’s transfer agent is a participant in, and the Common Stock shall be eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 2.23 hereto.

2.24         Company Predecessor and Subsidiaries. The Company makes each of the representations contained in Sections 2.1, 2.2, 2.3, 2.5, 2.6, 2.8, 2.10, 2.11, 2.14, 2.15, 2.17, 2.18 and 2.20 of this Agreement, as same relate or could be applicable to each Subsidiary. All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Section 9 shall relate, apply and refer to the Company and the Subsidiaries and their predecessors and successors.

2.25         Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Investors prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided that if such representation or warranty is made as of a different date, such representation or warranty shall be true as of such date.

2.26         Survival. The foregoing representations and warranties shall survive the Closing Date for a period of one year.

3 Representations and Warranties of the Investors. Each of the Investors, severally and not jointly, hereby represents and warrants that:

3.1           Authorization. Investor (i) if a natural person, represents that Investor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other Transaction Documents and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other Transaction Documents and to carry out the provisions hereof and thereof and to purchase and hold the Securities the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom Investor is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which Investor is a party or by which it is bound.

8

3.2           Purchase Entirely for Own Account. The Securities to be purchased by the Investor will be acquired for investment for the Investor’s own account and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Securities.

3.3           Disclosure of Information. The Investor acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Securities. Such Investor acknowledges that it has been furnished with, either by the Company or through the EDGAR Website of the Commission, copies of the Company’s filings made with the Commission through the tenth (10th) business day preceding the Closing Date (hereinafter collectively referred to as the “Reports”). Such Investor is not deemed to have any knowledge of any information not included in the Reports or the Transaction Documents, unless such information is delivered in the manner described in the next sentence. In addition, such Investor may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Investor has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Investor deems material in deciding on the advisability of investing in the Securities. In addition to the foregoing, such Investor acknowledges that it has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Reports, Other Written Information and the Company’s representations and warranties contained in the Transaction Documents.

9

3.4           Information on Investor. Such Investor is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the Commission under the Securities Act and as set forth on the Accredited Investor Certification, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the development stage in private placements in the past and, with its representatives, if any, has such knowledge and experience in financial, tax and other business matters as to enable such Investor to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which such Investor hereby agrees represents a speculative investment. Such Investor has the authority and is duly and legally qualified to purchase and own the Securities. Such Investor is and acknowledges that it is able to fend for itself, able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

3.5           Restricted Securities. Such Investor understands that the Securities have not been registered under the Securities Act, are characterized as “Restricted Securities” under federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and such Investor shall not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the Securities Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Investor may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates, provided that each such Affiliate is an “accredited investor,” as such term is defined under Regulation D, and such Affiliate agrees in writing to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Without limiting the foregoing, each Subsidiary is an Affiliate of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including short sales, of the securities of the Company during the period commencing from the time that such Investor first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder. Other than to other persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.6           High Risk and Speculative Investment. Investor recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the risk factors set forth on Schedule 3.6 and in the Reports and the following: (a) the Company may require funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Investor may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Securities, Conversion Shares and Warrant Shares; and (f) that the Common Stock may not successfully become actively traded. Investor has reviewed the Risk Factors which are set forth in Schedule 3.6 hereto.

10

3.7           Use of Proceeds. Investor acknowledges and understands that the proceeds from the sale of the Securities are expected to be used by the Company for its general working capital needs.

3.8           General Solicitation. The offer to sell the Securities was directly communicated to such Investor by the Company. Investor is not purchasing the Securities as a result of any advertisement, article, notice, or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented in any seminar or any other general solicitation or general advertisement.

3.9           Fees. Except as set forth on Schedule 2.19, no brokerage or finder’s fees or commissions are or will be payable by the Company or  any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents.  The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

3.10         Legends. It is understood that the certificates evidencing the Securities (and the Conversion Shares and Warrant Shares, respectively) will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

3.11         For ERISA plans only. The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. Investor fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, Investor fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates

11

3.12         Investor should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. Investor represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

3.13         To the best of Investor’s knowledge, none of: (1) Investor; (2) any person controlling or controlled by Investor; (3) if Investor is a privately-held entity, any person having a beneficial interest in Investor; or (4) any person for whom Investor is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. Investor agrees to promptly notify the Company should Investor become aware of any change in the information set forth in these representations. Investor understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of Investor, either by prohibiting additional subscriptions from Investor, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose Investor’s identity to OFAC. Investor further acknowledges that the Company may, by written notice to Investor, suspend the redemption rights, if any, of Investor if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

3.14         To the best of Investor’s knowledge, none of: (1) Investor; (2) any person controlling or controlled by Investor; (3) if Investor is a privately-held entity, any person having a beneficial interest in Investor; or (4) any person for whom Investor is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

12

3.15         If Investor is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if Investor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, Investor represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3.16         Correctness of Representations. Investor represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Investor otherwise notifies the Company in writing prior to the Closing Date, shall be true and correct as of the Closing Date.

3.17         Survival. The foregoing representations and warranties shall survive the Closing Date.

4 Conditions of the Investors’ Obligations at Closing. The obligations of the Investors under subsection 1.2 of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions:

4.1           Representations and Warranties. The representations and warranties of the Company contained in Section 2 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

4.2           Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3           Suspension of Offering. No order suspending or enjoining the Offering or sale of the Notes and Warrants has been issued, and no proceedings for that purpose or a similar purpose have been initiated or are pending, or, to the best of the Company’s knowledge, are contemplated or threatened.

4.4           No Material Adverse Effect. There shall have been no Material Adverse Effect with respect to the Company since the date hereof within ten (10) business days of a Closing hereunder.

4.5           Delivery of Notes and Warrants. The Company shall have delivered the Notes and the Warrants to the Investors, as specified in Section 1.

13

5 Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by the Investors:

5.1           Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

5.2           Payment of Purchase Price. The Investors shall have delivered the purchase price specified in Section 1.2.

6 Indemnification. The Investors, severally and not jointly, agree to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Investor of any covenant or agreement made by the Investor herein or in any other document delivered in connection with this Agreement.

The Company agrees to indemnify and hold harmless the Investors and any of Investors’ general partners, employees, officers, directors, members, agents and other representatives from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Company of any covenant or agreement made by the Company herein or in any other document delivered in connection with this Agreement.

7 Registration Rights.

7.1           Company hereby grants the following registration rights to holders of the Securities:

(a)          On one occasion, commencing thirty (30) days after the Final Closing Date, but not later than two years after the Final Closing Date, upon a written request therefor from any Investor or Investors of more than 50% of the Conversion Shares issued and issuable upon conversion of the outstanding Notes and outstanding Warrant Shares issued and issuable upon exercise of the outstanding Warrants, the Company shall prepare and not later than sixty (60) days after such request (“Filing Date”) file, subject to Section 7.1(d) hereof, with the Commission a registration statement under the Securities Act registering the Registrable Securities (as defined below) which are the subject of such request, subject to applicable Commission rules and regulations, for unrestricted public resale by the holder thereof. For purposes of Sections 7.1(a) and 7.1(b) hereof, the definition of Registrable Securities shall not include Securities (A) which are registered for resale in an effective registration statement, (B) which are included for registration in a pending registration statement, (C) which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the Securities Act or (D) which may be resold under Rule 144 without volume limitations. Upon the receipt of such written request, the Company shall promptly give written notice to all other Investors (as of the date of delivery of such written notice) of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten (10) days after the Company gives such written notice. Such other requesting Investors shall be deemed to have exercised their demand registration right under this Section 7.1(a). “Registrable Securities” shall mean all of the Conversion Shares and the Warrant Shares issuable upon complete conversion of the Notes and exercise of the Warrants issued in the Offering.

14

(b)          If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Investors pursuant to an effective registration statement, each such time it will give at least ten (10) days’ prior written notice to the Investors (as of the date of delivery of such written notice) of its intention so to do. Upon the written request of any Investor that is received by the Company within ten (10) days after the giving of any such notice by the Company to register any of the Registrable Securities held by such Investor not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by such Investor (each, a “Seller” and together, the “Sellers”). In the event that any registration pursuant to this Section 7.1(b) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced on a pro rata basis among the Investors so requesting registration by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Unless the Investor notifies the Company in writing that it elects to deem the registration statement filed or to be filed pursuant to this Section 7.1(b) as a registration statement filed or to be filed pursuant to Section 7.1(a), the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 7.1(b) without thereby incurring any liability to the Sellers.

(c) If, at the time any written request for registration is received by the Company pursuant to Section 7.1(a) hereof, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities for the Company’s own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 7.1(b) rather than Section 7.1(a), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 7.1(b).

15

(d) Notwithstanding any other provision of this Section 7.1, if due to any SEC Guidance (as defined herein) (a) the Commission does not declare the Registration Statement effective on or before the period set forth in Section 7.4 hereof, or (b) if the Commission allows the Registration Statement to be declared effective at any time before or after such date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason for (a) or (b) is the Commission’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) Rule 415 of the Securities Act may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (z) a holder of any Registrable Securities must be named as an underwriter (and the Company has made a commercially reasonable effort to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the Investors understand and agree that in the case of (b) the Company may reduce, on a pro rata basis, subject to the senior registration right of other holders (the “Other Holders”), the total number of Registrable Securities to be registered on behalf of each such Investor, and, in the case of (a) or (b), that an Investor shall not be entitled to any liquidated damages under Section 7.4 hereof with respect to the Registrable Securities not registered for the reason set forth in (a), or so reduced on a pro rata basis as set forth in (b). In any such pro rata reduction, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by the Registrable Securities represented by the Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Warrant Shares held by such Investors on a fully diluted basis), and second by Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Conversion Shares held by such Investors). The Investors acknowledge and agree the provisions of this paragraph may apply to more than one Registration Statement. The Company shall file a new registration statement as soon as reasonably practicable covering the resale by the Investors and Other Holders of not less than the number of such Registrable Securities that are not registered in the registration statement. For the purpose of this Section 7.1, Investors understand and acknowledge that the holders of the Company’s warrants issued with the Company’s Series A Cumulative Convertible Preferred Stock and holders of the Company’s Series B Cumulative Convertible Preferred Stock and warrants issued with the Company’s Series B Cumulative Convertible Preferred Stock shall be considered to have registration rights senior to the Investors and all shares of common stock underlying such warrants and shares of Series B Cumulative Convertible Preferred Stock shall be considered Registrable Securities hereunder. “SEC Guidance” means (i) any publicly-available written guidance, or rule of general applicability of the SEC staff, or (ii) oral or written comments, requirements or requests of the SEC staff to the Company in connection with the review of a registration statement, including, but not limited to, such guidance as may effect a reduction in the number of Registrable Securities that may be registered by the Company.

7.2           Registration Procedures. If and whenever the Company is required by the provisions of Section 7.1 to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

16

(a)          subject to the timelines provided in this Agreement, (i) prepare and file with the Commission a registration statement required by Section 7.1 with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), (ii) promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify the Sellers (by telecopier and by e-mail addresses provided by the Investors) on or before the second (2nd) business days thereafter that the Company receives notice that (A) the Commission has no comments or no further comments on the registration statement, and (B) the registration statement has been declared effective (failure to timely provide notice as required by this Section 7.2(a) shall be a material breach of the Company’s obligation and an Event of Default as defined in the Notes and a Non-Registration Event as defined in Section 7.4 of this Agreement);

(b)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of one (1) year, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers’ intended method of disposition set forth in such registration statement for such period;

(c)          furnish to the Sellers, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement, or make them electronically available;

(d)          use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of New York and such jurisdictions as the Sellers shall reasonably request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)          as applicable, list or make available for quotation the Registrable Securities covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed or quoted;

(f)          notify the Sellers within two (2) business days of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Securities; and

(g)          provide to the Sellers copies of the registration statement and amendments thereto at least two (2) days prior to the filing thereof with the Commission. A Seller’s failure to comment on any registration statement or other document provided to an Investor or its counsel shall be construed to constitute approval thereof nor the accuracy thereof.

17

7.3.          Provision of Documents. In connection with each registration described in this Section 7, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

7.4.          Non-Registration Events. The Company agrees that the Sellers will suffer damages if any registration statement required under Section 7.1(a) or 7.1(b) is not filed within sixty (60) days after written request and declared effective by the Commission within one hundred eighty (180) days after such request, and maintained in the manner and within the time periods contemplated by Section 7, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) if the registration statement described in Section 7.1(a) or 7.1(b) is not filed within sixty (60) days after such written request, or is not declared effective within one hundred eighty (180) days after such written request, or (B) any registration statement described in Sections 7.1(a) or 7.1(b) is filed and declared effective but shall thereafter cease to be effective without being succeeded within thirty (30) business days by an effective replacement or amended registration statement or for a period of time which shall exceed sixty (60) days in the aggregate per year (defined as every rolling period of 365 consecutive days commencing on the actual effective date of such registration statement) (each such event referred to in clauses A and B of this Section 7.4 is referred to herein as a “Non-Registration Event”), then the Company shall pay to the holder of Registrable Securities, as “Liquidated Damages”, an amount equal to one percent (1%) for each thirty (30) days (or such lesser pro-rata amount for any period of less than thirty (30) days) of the (i) purchase price of the outstanding Notes and (ii) purchase price of the Conversion Shares and Warrant Shares issued upon conversion of Notes and exercise of Warrants held by Investors which are subject to such Non-Registration Event; provided, however, that the Company shall not be required to pay any Liquidated Damages to any Investor pursuant to this Section 7.4 in excess of four percent (4%) of a Investor’s aggregate Purchase Price hereunder. The Company must pay the Liquidated Damages in cash. The Liquidated Damages must be paid within ten (10) business days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a registration statement but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed and Liquidated Damages will be calculated accordingly. Liquidated Damages shall not be payable pursuant to this Section 7.4 in connection with Registrable Securities for such times as such Registrable Securities may be sold by the holder thereof without volume limitations or other restrictions pursuant to Section 144(b)(1)(i) of the Securities Act. The Company may require, from time to time, information from a holder of the Securities that is necessary to complete the registration statement in accordance with the requirements of the Securities Act.  In the event of the failure by such holder to comply with the Company’s request within fifteen (15) business days from the date of such request, the Company shall be permitted to exclude such holder from a registration statement without being subject to the payment of any amount of Liquidated Damages to such holder. At such time that such holder complies with the Company’s request, the Company shall use its reasonable best efforts to include such holder in the registration statement.

18

7.5.          Expenses. All expenses incurred by the Company in complying with Section 7, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of Company counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, and fees of transfer agents and registrars are herein called “Registration Expenses.” All underwriting discounts, selling commissions and transfer applicable to the sale of Registrable Securities are herein called “Selling Expenses.” The Company will pay all Registration Expenses in connection with any registration statement described in Section 7. Selling Expenses in connection with each such registration statement shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares included on behalf of the Seller relative to the aggregate number of shares included under such registration statement for all Sellers, or as all Sellers thereunder may agree.

7.6.          Indemnification and Contribution.

(a)          In the event of a registration of any Registrable Securities under the Securities Act pursuant to Section 7, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller and each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which such Seller or person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Section 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the provisions of Section 7.6(c), reimburse such Seller for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller in writing specifically for use in such registration statement or prospectus.

19

(b)          In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 7, each Seller, severally but not jointly, will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such registration statement.

(c)          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to such indemnified party other than under this Section 7.6(c), and shall only relieve it from any liability which it may have to such indemnified party under this Section 7.6(c), except and only if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to so assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

20

(d)          In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 7.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 7.6, then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such registration statement.

7.7.          Unlegended Shares and 144 Sales.

(a)          Delivery of Unlegended Shares. Within five business (5) days (such fifth (5th) business day being the “Unlegended Shares Delivery Date”) after the day on which the Company has received (i) a notice that Conversion Shares, Warrant Shares or any other Common Stock held by Investor has been sold pursuant to a registration statement or Rule 144 under the Securities Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of Investor and, if required, Investor’s broker regarding compliance with the requirements of Rule 144, the Company, at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Investor) an appropriate instruction directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 3.10 above (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares, together with a legended certificate representing the balance of the submitted Common Stock certificate, if any, to Investor at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b)          DWAC. In lieu of delivering physical certificates representing the Unlegended Shares, upon request of the Investors, so long as the certificates therefor do not bear a legend, the Common Stock is eligible for electronic transfer through the Depository Trust Company, and the Investor is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Investor’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

21

(c)          Late Delivery of Unlegended Shares. The Company understands that a delay in the delivery of the Unlegended Shares pursuant to this Section 7.7 hereof later than the Unlegended Shares Delivery Date could result in economic loss to an Investor. As compensation to a Investor for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to Investor for late delivery of Unlegended Shares in the amount of $100 per business day after the Unlegended Shares Delivery Date for each $10,000 of purchase price of the Unlegended Shares, subject to the delivery default; provided that such delay is not the direct or indirect result of Investor’s actions or omissions. If during any three hundred sixty (360) day period, the Company fails to deliver Unlegended Shares as required by this Section 7.7 for an aggregate of thirty (30) days, then each Investor or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Unlegended Shares subject to such default at a price per share equal to the greater of (i) 120% of the Purchase Price paid by Investor for the Unlegended Shares that were not timely delivered, or (ii) a fraction in which the numerator is the highest closing price of the Common Stock during the aforedescribed thirty day period and the denominator of which is the lowest conversion price or exercise price, as the case may be, during such thirty (30) day period, multiplied by the price paid by Investor for such Common Stock (“Unlegended Redemption Amount”). The Company shall promptly pay any payments incurred under this Section in immediately available funds upon demand.

(d)          Buy-In. In addition to any other rights available to Investor, if the Company fails to deliver to Investor Unlegended Shares as required pursuant to this Agreement and after the Unlegended Shares Delivery Date Investor, or a broker on Investor’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Investor of the shares of Common Stock which Investor was entitled to receive from the Company (a “Buy-In”), then the Company shall promptly pay in cash to Investor (in addition to any remedies available to or elected by Investor) the amount by which (A) Investor’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For purposes of illustration only, if Investor purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Investor $1,000, plus interest. Investor shall promptly provide the Company written notice indicating the amounts payable to Investor in respect of the Buy-In, including, evidence regarding the purchase of common stock for which the Buy-In is implemented.

22

(e)          144 Default. At any time commencing twelve (12) months after the Closing Date, in the event Investor is not permitted to sell any of the Conversion Shares or Warrant Shares without any restrictive legend, or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to Investor of Rule 144(b)(1)(i) under the Securities Act or any successor rule (a “144 Default”), for any reason, including, but not limited to, failure by the Company to file quarterly, annual or any other filings required to be made by the Company by the required filing dates (provided that any filing made within the time for a valid extension shall be deemed to have been timely filed), or the Company’s failure to make information publicly available which would allow Investor’s reliance on Rule 144 in connection with sales of Conversion Shares or Warrant Shares, except due to a change in current applicable securities laws or because Investor is an Affiliate (as defined under Rule 144) of the Company, then the Company shall pay such Investor as liquidated damages and not as a penalty for each thirty (30) days (or such lesser pro-rata amount for any period less than thirty (30) days) an amount equal to one percent (1.0%) of the purchase price of the Conversion Shares and Warrant Shares (which could be issued on a cashless basis pursuant to Section 2 of the Warrant) which is subject to such 144 Default; provided, however, that the Company shall not be required to pay any liquidated damages to any Investor pursuant to this Section 7.7(e) in excess of 4% of such Investor’s aggregate Purchase Price hereunder. Liquidated damages shall not be payable pursuant to this Section 7.7(e) in connection with Conversion Shares or Warrant Shares for such times as such shares may be sold by the holder thereof without any legend or volume or other restrictions pursuant to Section 144(b)(1)(i) of the Securities Act or pursuant to an effective registration statement.

8 Miscellaneous.

8.1           Appointment of Collateral Agent. In the event an Event of Default (as described in the Notes) shall have occurred and be continuing, prior to taking any actions to declare the Notes due and payable or to attempt to foreclose on any collateral securing the Notes, Investors holding a majority of the outstanding indebtedness evidenced by the Notes (the “Requisite Holders”) will authorize and appoint an agent (which may be an Investor or third party) to act as collateral agent on behalf of all of the Investors, and in such capacity to exercise for the benefit of all of the Investors all rights, powers and remedies provided to them, under or pursuant to the Security Agreement, including, without limitation, those available upon an Event of Default, subject always to the terms, conditions, limitations and restrictions provided in the Security Agreement. The Investors have carefully reviewed the Security Agreement and understand the information contained therein.

8.2           Survival of Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for a period of one year. The Investors are entitled to rely, and the parties hereby acknowledge that the Investors have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by Investors. The Company is entitled to rely, and the parties hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Investors contained herein, irrespective of any independent investigation made by the Company.

23

8.3           Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Notes sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.4           Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

8.5           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or by e-mail delivery of a “.pdf” format data file, either of which shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) this Agreement with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.6           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.7           Notices. Unless otherwise provided, any notice, authorization, request or demand required or permitted to be given under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or two days after it is sent by an overnight delivery service, or when sent by facsimile with machine confirmation of delivery addressed as follows:

If to Company, to:

BeesFree, Inc.

2101 Vista Parkway, Suite 122

West Palm Beach, FL 33411

Attention: Chief Executive Officer

Fax: (561) 939-4861

24

With a copy to:

Littman Krooks LLP

2655 Third Avenue, 20th Floor

New York, NY 10017

Attention: Steven D. Uslaner, Esq.

Fax: (212) 490-2990

If to the Investors to:

The addresses sent forth on the signature pages attached.

Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

8.8           Transaction Expenses; Enforcement of Transaction Documents. The Company and each Investor shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

8.9           Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Note Requisite Holders (as defined below). Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 8.9 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company. For purposes hereof, “Note Requisite Holder(s)” shall mean holders of Notes representing at least 66% of the aggregate amount of principal then outstanding under such Notes.

8.10         Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

25

8.11         Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

8.12         Independent Nature of Investors. The obligations of each Investor under this Agreement or other transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other transaction document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase Notes and Warrants pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other transaction document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other transaction document, each Investor shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor represents and warrants that it has been represented by its own separate legal counsel in connection with the transactions contemplated hereby and acknowledges and understands that Littman Krooks, LLP has served as counsel to the Company only, and the Investors cannot rely upon Littman Krooks, LLP in any manner with regard to their decision to participate in the transactions contemplated hereby.

26

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BEESFREE, INC.

By:	/S/ JOSEPH FASCIGLIONE
	Name:	Joseph Fasciglione
	Title:	Interim CEO/CFO

BEESFREE USA, INC.

By:	/S/ JOSEPH FASCIGLIONE
	Name:	Joseph Fasciglione
	Title:	Interim CEO/CFO

Investors:

[TO SIGN AND COMPLETE SIGNATURE PAGE ANNEXED HERETO]

27

OMNIBUS SIGNATURE PAGE TO SECURITIES PURCHASE
AGREEMENT AND SECURITY AGREEMENT

By execution and delivery of this signature page, you are agreeing to become an Investor, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among BeesFree, Inc., a Nevada corporation (the “Company”), BeesFree USA, Inc. (“BeesFree USA”) and the Investors (as defined in the Purchase Agreement), dated as of ______ 5__, 2013, and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that execution by the undersigned of this Omnibus Signature Page to Securities Purchase Agreement and Security Agreement shall constitute an agreement to be bound by the terms and conditions of each of the Purchase Agreement and the Security Agreement, with the same effect as if such separate, but related agreement, was separately signed.

INVESTOR:	PRINCIPAL AMOUNT OF NOTES
PURCHASED: $___________________
Print Name: ________________________
Number of Warrants: ________________
Signature:__________________________
Date: __________________
Print Name: ________________________
Contact Person: ______________________
Signature:__________________________
Telephone No. _____________________
Title (if entity)_______________________
E-mail Address: ____________________
__________________________________
Street Address	Soc Sec # or Fed ID #________________

__________________________________
Street Address – 2nd line

__________________________________
City, State, Zip

5 To be completed to reflect date of initial closing. Investors should not complete this.

28

APPENDIX A

Additional Definitions

For purposes of this Agreement, the following additional capitalized terms shall have the respective definitions set forth below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of all principal and accrued but unpaid interest under the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means whichever of the following is at the time the principal trading exchange or market for the Common Stock; NYSE Amex Equities, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, OTC Market, Bulletin Board, or New York Stock Exchange.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 2.1 and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQX, OTCQB or OTC Pink (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Note, the Warrant, and the Security Agreement, together with all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2

SCHEDULE 3.6

RISK FACTORS

An investment in the Securities is speculative and illiquid and involves a high degree of risk, including the risk of a loss of your entire investment. You should carefully consider the risks and uncertainties described below, the risks set forth in our filings with the SEC and the other information contained in the Securities Purchase Agreement of which this Schedule is a part, before purchasing any Securities. The risks set forth below are not the only ones facing our Company. Additional risks and uncertainties may exist that could also adversely affect our business, operations and prospects. Based on the foregoing, our business, financial condition, prospects and/or operations could suffer. In such event, the value of the securities you are purchasing could decline, and you could lose all or a substantial portion of the money that you invest. No inference should be drawn as to the magnitude of any particular risk from its position in the list of risk factors.  As used in these Risk Factors, “we” and “our” refers to the Company and its subsidiaries.

RISKS RELATED TO OUR BUSINESS

We have a very limited operating history; we have not yet generated revenue and incurred losses since inception; and we expect to continue to incur losses for the near term.

We have a very limited operating history. Since our inception in August 2011, we have incurred net losses and as of December 31, 2012, we had an accumulated deficit of $2,953,622. Our prospects must be considered in light of the uncertainties, risks, expenses, and difficulties frequently encountered by companies in their early stages of operations. We anticipate that our accumulated deficit has grown since December 31, 2012.

We continue to experience a severe, continuing cash shortage and without sufficient additional financing we may not be able to execute our and may be required to cease operations, and this demonstrates uncertainty as to our ability to continue as a going concern.

As of December 31, 2012, our cash and cash equivalents amounted to $42,948. We generated no revenues in 2012, and we have been dependent upon proceeds from various fundraising activities to fund our operations. If we do not raise sufficient capital to fund our operations until we can generate sufficient internal cash flow, we may be required to discontinue or further substantially modify our business. We cannot be certain that additional financing will be available to us on favorable terms when required, if at all. The failure to raise needed funds could have a material adverse effect on our business, financial condition, operating results and prospects.  These factors raise substantial doubt about our ability to continue as a going concern. The report of the independent registered public accounting firm relating to the audit of our consolidated financial statements for the year ended December 31, 2012 contains an explanatory paragraph expressing uncertainty regarding our ability to continue as a going concern because of our operating losses and our need for additional capital. Such explanatory paragraph could make it more difficult for us to raise additional capital and may materially and adversely affect the terms of any future financing that we may obtain.

We have limited operating history and as such an investor cannot assess our profitability or performance based on past results.

We are a development stage company, with limited operations that commenced upon our incorporation in August 2011. Our primary assets consist of our rights to the patent-pending proprietary chemical compound (BeesVita PlusTM) and dispenser (the BeespenserTM). We have yet to commence active operations to sell any products associated with the proprietary bee healthcare technologies that we intend to market. We have no prior operating history from which to evaluate our likelihood of success in operating our business, generating any revenues or achieving profitability. Accordingly, it is possible that the Securities and Exchange Commission, FINRA, a national exchange or other regulatory authority may take the position that we are a “shell” company. This determination would restrict our ability to remove restrictive legends from our securities pursuant to Rule 144.

Our operations to date have consisted primarily of acquiring the patent-pending technology rights to our proprietary chemical compound and dispenser, securing office space, hiring sales personnel, continuing research and development, hiring laboratory personnel, constructing an industrial model of the BeesFree Dispenser, commencing the regulatory clearance process in Argentina and Europe, finding manufacturers in the US, Argentina and Europe, and commencing trials in the US with large, commercial beekeepers. We will require significant additional capital to achieve our business objectives, and the inability to obtain such financing on acceptable terms or at all could lead to closure of our business.

Our revenue and income potential is uncertain. Any evaluation of our business and prospects must be considered in light of these factors and the risks and uncertainties often encountered by companies in the development stage.

We are a development stage company that has a limited operating history, therefore, it is possible that the Securities and Exchange Commission, FINRA, a national exchange, or other regulatory authority may take the position that we are a “shell” company which would limit the ability of our shares to be sold under Rule 144.

We are a development stage company, with limited operations that commenced upon our incorporation in August 2011. Our primary assets consist of our rights to the patent-pending proprietary chemical compound (BeesVita PlusTM) and dispenser (the BeespenserTM), and we have limited operating history. We have yet to commence active operations to sell any products associated with the proprietary bee healthcare technologies that we intend to market. We have no prior operating history from which to evaluate our likelihood of success in operating our business, generating any revenues or achieving profitability. Accordingly, it is possible that the Securities and Exchange Commission, FINRA, a national exchange or other regulatory authority may take the position that we are a “shell” company. This determination would restrict our ability to remove restrictive legends from our securities pursuant to Rule 144.

We are developing and attempting to commercialize new and unproven technologies.

We work with and intend to develop new technologies for the beekeeping healthcare industry that have not yet been proven for commercial application. While we believe that each of the component agents and compounds that comprise our patent-pending proprietary mix of compounds have proven effective in promoting greater health in the bee population when being administered individually, we are not certain that our patent-pending proprietary mix will be effective in combating the effects of CCD or even in improving the health of the bee population, especially given that scientists have not come to a consensus as to the causes of CCD. In addition, while we have designed the BeespenserTM using scientifically-proven theories concerning shapes and colors that attract bees, we cannot be sure that the BeespenserTM will be efficacious in delivering our patent-pending proprietary mix of compounds to the bee population it is intended to serve. Even if the mix of compounds and the BeespenserTM prove effective, there is no guarantee that these technologies will be appropriate for commercial application without additional capital investment and a significant amount of work, if at all. It is therefore possible that products developed by us may not achieve widespread market acceptance. We cannot be certain that any such products will be able to be commercialized and sold successfully, or at all.

We may need additional financing to fund our activities in the future.

Assuming we raise at least $1 million in net proceeds in this Offering, we anticipate we will not require additional funding for at least 12 months. While we anticipate that we will generate revenues in 2013 and may generate sufficient cash flow to be self sufficient, as noted above, we have limited operating history and an unproven technology. We may consume our available capital if revenues are delayed or if we are not efficient in developing our products or if regulatory requirements change. We might seek equity or debt financings in the future to fund our operations. However, in such event, there is no assurance that we will be successful in raising the additional capital we need to fund our business plan on terms that are acceptable to us, or at all. If we do not succeed in raising additional funds on acceptable terms, we could be forced to discontinue product development, forego sales and marketing efforts, sacrifice attractive business opportunities, cease operations entirely and sell or otherwise transfer all or substantially all of our remaining assets.

Our ability to compete successfully and achieve future revenue will depend on our ability to protect our proprietary technology.

It is possible that the technology for our proprietary mix of chemical compounds and our (BeesVita PlusTM) and dispenser (the BeespenserTM) may not provide any competitive advantage to us or will be successfully challenged, invalidated or circumvented in the future. In addition, potential competitors may have substantial resources and could make significant investments in competing technologies, may seek to apply for and obtain patents that will prevent, limit or interfere with our ability to make, use or sell our products either in the U.S. or in international markets.

The degree of future protection for our proprietary rights is uncertain, and we cannot ensure that:

•	we were the first to make the inventions covered by our patent-pending technology;
•	we were the first to seek a patent application for these inventions;
•	others will not independently develop similar, or alternative technologies, or duplicate any of our technologies;

•	our pending patent will be valid or enforceable;
•	any potential patents issued to us will provide a basis for commercially viable products, will provide us with any competitive advantages or will not be challenged by third parties;
•	we will develop additional proprietary technologies or products that are patentable; or
•	the patents of others will not have an adverse effect on our business.

In addition to our proprietary mix of chemical compounds, we rely on trade secrets and proprietary know-how, which we seek to protect in part through confidentiality and proprietary information agreements and limit access to and distribution of our proprietary information. Such measures may not provide adequate protection for our trade secrets or other proprietary information. In addition, our trade secrets or proprietary technology may become known or be independently developed by competitors. Our failure to protect our proprietary technology could have a material adverse effect on our business, financial condition and results of operations.

Any future litigation over intellectual property rights would likely involve significant expense on our part and distract our management.

Our ability to compete successfully and achieve future revenue will depend in part on our ability to operate without infringing on the rights of others and our ability to enforce our own intellectual property rights. Litigation or claims could result in substantial costs and diversion of resources and could have a material adverse effect on our business, financial condition, and results of operations. Although there are no pending lawsuits against us regarding our technology or notices that we are infringing on the intellectual property rights of others, litigation or infringement claims may arise in the future.

We are currently dependent on only a few products.

Our sole source of revenues for the foreseeable future is expected to come from sales of the BeespenserTM and bottles of our proprietary mix of chemical compounds (BeesVita PlusTM). Our operations may be adversely affected by economic, regulatory or similar problems or events that may apply only to us, only to the beekeeping industry or only within a particular market area in which our products are sold. The adverse effect of any such problems or events could be more easily absorbed in a more diversified business or one that operates in a variety of different industries.

We may be unable to keep pace with the technological changes in the beekeeping industry or with the changes facing bee populations worldwide and, as a result, our technologies may become obsolete.

Although the beekeeping industry is currently a limited field, with few competitors, potential competitors, including chemical manufacturers, could have significantly greater resources than us and could employ such resources to compete with our technology and products. Research and discoveries by others may result in insights or breakthroughs, especially with respect to treatment of CCD, which may render our technologies obsolete even before they generate any revenue. These factors could have a material adverse effect on our business.

We have limited manufacturing experience, and will depend on third-party suppliers and manufacturers, and if they are unable to deliver, our business may suffer.

To be successful, our products will need to be manufactured in sufficient quantities, in compliance with regulatory requirements and at an acceptable cost. We have limited manufacturing experience. We expect to purchase all of our components and supplies from third-party suppliers and to outsource the manufacturing to contract manufacturers. Although we do not anticipate any difficulties in partnering with suppliers and manufacturers, due to the generally wide availability of our component parts and the simplicity of the design of our products, we may still experience significant difficulty in locating suppliers and manufacturers qualified to manufacture our products or components thereof. Further, manufacturers generally have the right to manufacture similar products that may compete with our products, and to terminate their agreements without significant penalty under certain conditions. In addition, disclosure of our proprietary technology to a third-party for manufacturing purposes increases the risk of theft or loss of trade secrets. There can be no assurance that we will be successful in locating manufacturers or suppliers on terms and conditions or with reputations and experience acceptable to us or that our trade secrets will not be stolen.

Additionally, unanticipated increases in the prices of our component parts could increase production costs and adversely affect our profitability. While we do not anticipate significant difficulty fulfilling our supply purchase requirements, we cannot provide any assurances that we will not experience such difficulties in the future

We intend to rely on third parties whose operations are outside our control.

We intend to rely on arrangements with third-party shippers and carriers such as independent shipping companies for timely delivery of our products to our customers. As a result, we may be subject to carrier disruptions and increased costs due to factors that are beyond our control, including labor strikes, inclement weather, natural disasters and rapidly increasing fuel costs. If the services of any of these third parties become unsatisfactory, we may experience delays in meeting our customers’ product demands and we may not be able to find a suitable replacement on a timely basis or on commercially reasonable terms. Any failure to deliver products to our customers in a timely and accurate manner may damage our reputation and could cause us to lose customers.

The departure of key personnel could disrupt our business.

We depend on the continued efforts of our chief executive officer, our chief scientist, and other senior management. We cannot be certain that any individual will continue in such capacity for any particular period of time. The loss of key personnel, or the inability to hire and retain qualified employees, could negatively impact our ability to manage our business.

Our revenue may be adversely affected by fluctuations in currency exchange rates.

Initially, we anticipate that a significant portion of our revenues and expenses will occur in Argentina and Europe. However, we report our financial condition and results of operations in U.S. dollars. As a result, fluctuations between the U.S. dollar, the Euro and the Argentine peso will impact the amount of our revenues. For example, if either the Euro or the Argentine peso appreciates relative to the U.S. dollar, the fluctuation will result in a positive impact on the revenues that we report. However, if either the Euro or the Argentine peso depreciates relative to the U.S. dollar, there will be a negative impact on the revenues we report due to such fluctuation. It is possible that the impact of currency fluctuations will result in a decrease in reported sales even though we have experienced an increase in sales when reported in the Argentine peso. Conversely, the impact of currency fluctuations may result in an increase in reported sales despite declining sales when reported in the Argentine peso. The exchange rate from the U.S. dollar to the Euro and the Argentine peso has fluctuated substantially and may continue to do so in the future. Though we may choose to hedge our exposure to foreign currency exchange rate changes in the future, there is no guarantee such hedging, if undertaken, will be successful.

If we are not successful in protecting our intellectual property rights, our ability to compete or maintain market share may be harmed.

In order to protect our proprietary technology, we are dependent on the appropriate authorities granting our patents. However, despite our efforts to protect our intellectual property, we cannot assure you that:

•	any future patents will not be challenged, invalidated or circumvented;
•	our pending patent applications or future applications will be approved;
•	others will not independently develop similar products or processes to our, or design around our, patents; or
•	Any of the measures described above will provide meaningful protection.

It may be possible for a third-party, including our licensees, to misappropriate our copyrighted material or trademarks. It is possible that existing or future patents may be challenged, invalidated or circumvented and effective patent, copyright, trademark and trade secret protection may be unavailable or limited in foreign countries. It may be possible for a third-party to copy or otherwise obtain and use our products or technology without authorization, develop similar technology independently or design around our pending patents. As a result, despite our efforts and expenses, we may be unable to prevent others from infringing upon or misappropriating our intellectual property, which could harm our business.

Risks Relating to Our Organization and Our Common Stock

Because we became public by means of a “reverse merger,” we may not be able to attract the attention of major brokerage firms.

There may be risks associated with us becoming public through a “reverse merger” with a shell company. Although the shell company did not have recent or past operations or assets and we performed a due diligence review of the shell company, there can be no assurance that we will not be exposed to undisclosed liabilities resulting from the prior operations of the shell company. Securities analysts of major brokerage firms and securities institutions may also not provide coverage of us because there were no broker-dealers who sold our stock in a public offering that would be incentivized to follow or recommend the purchase of our common stock. The absence of such research coverage could limit investor interest in our common stock, resulting in decreased liquidity. No assurance can be given that established brokerage firms will, in the future, want to cover our securities or conduct any secondary offerings or other financings on our behalf.

Our certificate of incorporation allows for our board to create new series of preferred stock without further approval by holders of our Common Stock, which could adversely affect the rights of the holders of our Common Stock.

Our board of directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our board of directors also has the authority to issue preferred stock without further approval by holders of our Common Stock. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of Common Stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our Common Stock. In addition, our board of directors could authorize the issuance of a series of preferred stock that has greater voting power than our common stock or that is convertible into our common stock, which could decrease the relative voting power of our Common Stock or result in dilution to our existing stockholders.

The Securities are being offered on “reasonable efforts, no minimum” basis.

The Securities are being offered on a “reasonable efforts, no minimum” basis.  In this type of offering where there is no minimum amount necessary to consummate the offering, there is no assurance that the Offering Amount of $2,520,000 will be sold.  Accordingly, persons purchasing the Securities do so without any assurance that sufficient funds can be raised to satisfy our working capital needs and to otherwise allow the Company to effectuate its business plan.  The failure to raise the Offering Amount will also increase the need of the Company to obtain additional financing, which may or may not be available at such time on terms satisfactory to us, if at all.

The Company may not have available working capital to satisfy interest payments on the Notes or repay the Notes on maturity.

In the event we do not raise sufficient funds hereunder or begin generating revenues soon we may be unable to repay the Notes when due. If the Company fails to timely meet its financial obligations as they come due, its operating results, balances sheet and future ability to raise capital could be seriously harmed. Furthermore, Company security holders, including Investors in this Offering, may suffer a loss of all or a substantial portion of their investment in the Company.

The Securities, Conversion Shares and Warrant Shares will not be registered and cannot be sold for at least six months after the Securities are issued.

The ability to resell such securities will depend upon the availability of an exemption to the requirements of Section 5 of the Securities Act. The most commonly utilized exemption is Rule 144. Under Rule 144, the securities issuable upon conversion of the Notes and exercise of the Warrants may become eligible for resale six (6) months after the Closing in which the applicable security is issued, so long as the Company fulfills its current reporting requirements under the Exchange Act. After a year, the current information requirement no longer applies for purchasers who are not Affiliates of the Company. Any purchasers which are Affiliates of the Company will be subject to certain other requirements such as volume limitations, manner of share and filing requirements.

Our sale of a significant number of shares of our Common Stock, convertible securities or warrants or the issuance or exercise of stock options could depress the market price of our stock.

The market price of our Common Stock could decline as a result of sales of substantial amounts of our common stock in the public market or the perception that substantial sales could occur because of our sale of Common Stock, convertible securities or warrants, or the issuance or exercise of stock options. These sales also might make it difficult for us to sell equity securities in the future at a time when, and at a price which, we deem appropriate. As of December 31, 2012, we had stock options to purchase 2,000,000 shares of our Common Stock outstanding, of which options to purchase 650,000 shares were exercisable. In addition, as of such date we had issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock and warrants convertible or exercisable into an aggregate for 5,139,800 shares of our Common Stock, a significant number of which contain full ratchet and antidilution protection provisions. Exercise of any current or future outstanding stock options or warrants could harm the market price of our Common Stock.

We may be unable to list our Common Stock, which currently trades on the QTC markets, on the NASDAQ or any other securities exchange, in which case an investor may find it difficult to dispose of shares or obtain accurate quotations as to the market value of our Common Stock.

Although we may apply to list our common stock on NASDAQ or the NYSE Amex Equities in the future when and if we have stabilized our liquidity concerns, we may not be able to meet the initial listing standards, including the minimum per share price and minimum capitalization requirements, of either of those or any other stock exchange, and we may not be able to maintain a listing of our Common Stock on either of those or any other stock exchange. If we are unable to list our common stock on NASDAQ, the NYSE Amex Equities or another stock exchange, or to maintain that listing, we expect that our Common Stock will continue to trade on the QTX markets, or possibly another over-the-counter quotation system or on the "pink sheets," where an investor may find it difficult to dispose of shares or obtain accurate quotations as to the market value of our Common Stock.

Our Common Stock is considered a “penny stock” and may be difficult to sell.

Our Common Stock is considered to be a “penny stock” since it meets one or more of the definitions in Rule 3a51-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a “recognized” national exchange; (iii) it is not quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a “penny stock” is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.  Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor’s account.

Potential investors in our offering are urged to obtain and read such disclosure carefully before purchasing any Securities. Moreover, Rule 15g-9 may be somewhat of an impediment to your sale of the shares of Common Stock underlying the Securities you may purchase, as it requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives.  Compliance with these requirements may make it more difficult for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

We may not be able to attract the attention of brokerage firms, which could have a material adverse impact on the market value of our Common Stock.

Security analysts of brokerage firms have not provided, and may not provide in the future, coverage of our common stock since there is limited incentive to brokerage firms to produce research reports and recommend the purchase of our Common Stock. To date, we have not been able to attract the attention of brokerage firms and securities analysts. The absence of such attention limits the likelihood that an active market will develop for our common stock. It also will likely make it more difficult to attract new investors at times when we require additional capital.

The trading price of our Common Stock is volatile, which could cause the value of an investment in the Company’s securities to decline.

The market price of shares of our Common Stock has been volatile. The price of our Common Stock may continue to fluctuate in response to a number of factors, such as:

•	our cash resources and our ability to obtain additional funding;

•	announcements by us or a competitor of business developments;

•	our entry into or termination of strategic business relationships;

•	changes in government regulations; and

•	changes in our revenue or expense levels

The occurrence of any of these events may cause the price of our Common Stock to fall. In addition, the stock market in general has experienced volatility that often has been unrelated to the operating performance or financial condition of individual companies. Any broad market or industry fluctuations may adversely affect the trading price of our Common Stock, regardless of operating performance or prospects.

An investment in the Securities is speculative and there can be no assurance of any return on any such investment.

An investment in the Securities is speculative and there is no assurance that investors will obtain any return on their investment. Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

We have broad discretion on how we use any proceeds we receive from this Offering.

Our management has broad discretion on how to use and spend any proceeds we receive from this Offering and may use the proceeds in ways that differ from the proposed uses discussed in this Agreement. Our stockholders may not agree with our decision on how to use such proceeds. If we fail to spend the proceeds effectively, our business and financial condition could be harmed and we may need to seek additional financing sooner than expected.

The Securities may be purchased by parties that are related to our Company.

Our officers, directors, employees and related parties (including current shareholders and related parties of shareholders) may purchase Securities in this Offering and such amounts will be included in determining whether the Offering Amount has been sold. Because there may be substantial purchases by affiliates of the Company, no potential investor should place any reliance on the sale of any amount of the Securities as an indication of the merits of the Offering. Each investor must make his own investment decision as to the merits of the Offering.

The Note conversion price and the Warrant exercise price were determined by the Company and may not be indicative of the Company’s actual value or the value of the Common Stock underlying the Notes or Warrants.

The purchase price of the Securities, the conversion price of the Notes and the exercise price of the Warrants were determined by the Company and took into account, among other things, previous prices of our Common Stock, our business and growth plans, and other factors that we deemed relevant. The purchase price of the Securities, the conversion price of the Notes and the Warrant exercise price are not necessarily related to the asset value, net worth or any other established criteria of value of the Company.

Investors in this Offering will experience immediate and substantial dilution.

The investors in this Offering will experience an immediate and substantial dilution of their investment. Therefore, the investors in this Offering will bear a substantial portion of the risk of loss, while control of our Company will remain in the hands of our Company’s officers, directors and founders.

The Securities, Conversion Shares and Warrant Shares will be subject to restrictions on transfer.

The Securities and the securities issuable upon conversion and exercise thereof have not been registered under the Securities Act, or under the securities laws of any state, but are being offered and sold in reliance upon exemptions from registration thereunder, including the exemptions from federal registration contained in Rule 506 of Regulation D promulgated thereunder and applicable state laws. As a consequence of the restrictions on subsequent transfer imposed by these exemptions, the Securities may not subsequently be sold, assigned, conveyed, pledged, hypothecated or otherwise transferred by the holder thereof, whether or not for consideration, except upon registration of such securities or the issuance to us of such evidence as may be satisfactory to counsel for us to the effect that any such transfer will not be in violation of the Securities Act, and applicable state securities laws. Investors of the Securities must be prepared to bear the economic risks of investment for an indefinite period of time since the Securities cannot be sold unless they are subsequently registered or an exemption from registration is available, such as afforded pursuant to Rule 144 of the Securities Act.

The Offering has not been reviewed or approved by regulatory agencies.

The sale of the Notes and Warrants offered hereby has not been approved or disapproved by the Commission or any state regulatory agencies, and no regulatory body has passed upon or endorsed the accuracy, adequacy, or completeness of the information in this Agreement. Accordingly, prospective investors must rely on their own examination of the Agreement, including, without limitation, the merits of, and risks involved in, acquiring the Notes and Warrants.

RISKS RELATED TO THE COMPANY’S PRIOR FINANCING ARRANGEMENTS

The purchase price protection features of the Company’s securities issued in prior private placements could require the Company to issue a substantially greater number of shares of Common Stock, which will cause dilution to the Company’s stockholders.

On October 10, 2012 the Company completed a private offering of an aggregate of 3,099 shares of the Company’s Series B Preferred Stock and warrants (“Series B Warrants”) to purchase up to 309,900 shares of Common Stock (the “2012 Private Placement”). The Series B Preferred Stock is convertible into shares of Common Stock at an initial conversion price of $1.75 per share (or initially 100 shares per share of Series B Preferred Stock, or 309,900 shares of Common Stock in the aggregate). The warrants are exercisable at $2.26 per share. If we issue shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share less than the conversion price of the Series B Preferred Stock or the exercise price of the Series B Warrants in effect prior to such sale or issuance, then immediately prior to such sale or issuance the conversion price of the conversion price of the Series B Preferred Stock and the exercise price of the Series B Warrants shall be reduced to such other lower price. Based on the foregoing adjustment provision, upon consummation of this Offering, investors in the 2012 Private Placement will be entitled to a significant number of additional warrants and reduction of the exercise price of a significant number of outstanding warrants.

EXHIBIT A

FORM OF NOTE

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

FORM OF SECURITY AGREEMENT